TEXAS ASSOCIATION OF REALTORS ®

COMMERCIAL LEASE AMENDMENT

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS ® IS NOT AUTHORIZED.

©Texas Association of REALTORS®, Inc. 2010

AMENDMENT TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT 300 Boone Rd, Burleson, TX 76028

Effective on January 1 , 2019 , Landlord and Tenant amend the above-referenced lease as follows:

☒	A.	Leased Premises: The suite or unit number identified in Paragraph 2A(1) is:

	☒	(1) changed to 1,2,3,4,5 .

	☒	(2) contains approximately 12500 square feet.

☒	B.	Term:

	☐	(1) The length of the term stated in Paragraph 3A is changed to months and days.

	☐	(2) The Commencement Date stated in Paragraph 3A is changed to .

	☒	(3) The Expiration Date stated in Paragraph 3A is changed to December 31, 2021 .

☒	C.	Rent: The amount of the base monthly rent specified in Paragraph 4A is changed to:

			$9,375.00	from	01/01/2019	to	12/31/2020	;
			$9,708.33	from	01/01/2021	to	12/31/2021	;
		$		from		to		;
		$		from		to		;
		$		from		to		;
		$		from		to		;

☐	D.	Security Deposit: The amount of the security deposit in Paragraph 5 is changed to $ .

☐	E.	Maintenance and Repairs: The following item(s) specified in the identified subparagraph of Paragraph 15C will be maintained by the party designated below:

		Para. No.				Description		Responsible Party

☐N/A ☐Landlord ☐Tenant
☐N/A ☐Landlord ☐Tenant
☐N/A ☐Landlord ☐Tenant
☐N/A ☐Landlord ☐Tenant
☐N/A ☐Landlord ☐Tenant

☐	F.	Parking:

	☐	(1) Common Parking: The number of vehicles identified in Paragraph A(1) of the Commercial Lease Parking Addendum is changed to vehicles.

	☐	(2) Restricted Common Parking for Tenants: The number of vehicles identified in Paragraph A(2) of the Commercial Lease Parking Addendum is changed to vehicles.

Initialed for Identification by Landlord:                   ,                  , and Tenant:                   ,

(TAR-2114) 1-26-10	Page 1 of 2

Amendment to Commercial Lease concerning		300 Boone Rd, Burleson, TX 76028

	☐	(3) Assigned Parking: Tenant's assigned parking areas identified in Paragraph A(3) of the Commercial Lease Parking Addendum is changed to

	☐	(4) Parking Rental: The amount of rent identified in Paragraph B of the Commercial Lease Parking Addendum is changed to $ .

☐	G.	Other: Paragraph(s) are changed to read (cite specific paragraphs and copy the applicable paragraphs verbatim , making any necessary changes):

DocuSigned by:
Landlord:	J a-Cole L.P.	/s/ Rob Orr	Tenant:	AxoGen Corporation
DF0AEFB4DEAD4B1…

By:			By:

	By (signature):			By (signature):	/s/Karen Zaderej
	Printed Name:			Printed Name:	Karen Zaderej
	Title:	Date:		Title:	Chairman,CEO & President	Date:	11/21/18

By:			By:

	By (signature):			By (signature):
	Printed Name:			Printed Name:
	Title:	Date:		Title:		Date:

(TAR-2114) 1-26-10	Page 2 of 2